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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549-1004



                                      FORM 8-K



                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported)    October 1, 1998






                           Commission file number 0-23789






                           FLOUR CITY INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)







                 Nevada                               62-1709152
         ------------------------         -----------------------------------
         (State of Incorporation)         (I.R.S. Employer Identification No.)

                915 Riverview Drive, Suite One, Johnson City, TN 37620
                  (Address of principal executive offices, zip code)

                                    (423) 928-2724
                 (Registrant's telephone number, including area code)

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Item 5.       Other Events

On October 1, 1998, the Registrant issued a press release concerning the award of a $7 million contract for a Boston project. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.

               99. Press release concerning the award of a $7 million contract for a Boston project.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FLOUR CITY INTERNATIONAL, INC.



/s/ ROBERT O. BRUCE
-----------------------
Robert O. Bruce
Chief Financial Officer



Date:  October 9, 1998

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                                   EXHIBIT INDEX


Exhibit Number                     Exhibit Contents

99 Press release concerning the award of a $7 million contract for a Boston project.

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